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DELAWARE(SM)
INVESTMENTS
-------------
Philadelphia o London

Delaware Group
Premium Fund

1818 Market Street,
Philadelphia, PA 19103

Select Growth Series

Prospectus May 1, 1999
(as revised December 15, 1999)

This Prospectus offers the Select Growth Series of Delaware Group Premium Fund. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

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As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
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Table of contents

 .................................................................
Profile                                                    Page 1
Select Growth Series                                            1

How we manage the Series                                        2
Our investment strategies                                       2
The securities we typically invest in                           3
The risks of investing in the Series                            4

Who manages the Series                                          5
Fund administration (Who's who)                                 6

Important information about the Series                          7
Purchase and redemption of shares                               7
Valuation of shares                                             7
Dividends, distributions and taxes                              7
Year 2000                                                       7

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Profile: Select Growth Series
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What is the Series' Goal?

   Select Growth Series seeks long-term capital appreciation. Although the Series will strive to meet its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth. We consider companies of any size, as long as they are larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, because Select Growth Series invests in companies of all sizes, some of the companies it chooses may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities across a broad range of industry sectors and company sizes.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

                                                                               1
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How we manage the Series
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Our investment strategies

Select Growth Series seeks long-term capital appreciation.

Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

o A history of high growth in earnings-per-share;

o Projections for high future growth or acceleration in earnings-per-share;

o A price-to-earnings ratio that is low relative to other stocks; or

o Discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company, looking at capability of the management team, strength of the company's position within its industry, whether its internal structure can support continued growth, how high is the company's return on equity, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent are the company's financial and accounting policies.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

Because some of the smaller companies we select may still be in their early developmental stages and therefore involve greater risks, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries. We generally balance our holdings of small companies with investments in medium-size and large companies.



2

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The securities we     Stocks offer investors the potential for capital
typically invest in   appreciation, and may pay  dividends as well.

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         Securities                                          How we use them
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                                                          Select Growth Series
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
Common stocks: Securities that represent          Generally, we invest 90% to 100% of net
shares of ownership in a corporation.             assets in common stock.
Stockholders participate in the
corporation's profits and losses,
proportionate to the number of shares
they own.
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Repurchase agreements: An agreement               Typically, we use repurchase agreements
between a buyer and seller of securities          as a short-term investment for the
in which the seller agrees to buy the             Series' cash position. In order to enter
securities back within a specified time           into these repurchase agreements, the
at the same price the buyer paid for              Series must have collateral of at least
them, plus an amount equal to an agreed           102% of the repurchase price. The Series
upon interest rate. Repurchase                    will only enter into repurchase
agreements are often viewed as                    agreements in which the collateral is
equivalent to cash.                               comprised of U.S. government securities.
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Restricted securities: Privately placed           We may invest in privately placed
securities whose resale is restricted             securities that are eligible for resale
under securities law.                             only among certain institutional buyers
                                                  without registration, including Rule
                                                  144A Securities. Restricted securities
                                                  that are determined to be illiquid may
                                                  not exceed the Series' 15% limit on
                                                  illiquid securities, which is described
                                                  below.
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Illiquid securities: Securities that do           We may invest up to 15% of net assets in
not have a ready market, and cannot be            illiquid securities, including
easily sold within seven days at                  repurchase agreements with maturities of
approximately the price that the Series           over seven days.
has valued them.
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

The Series may also invest in other securities including preferred stocks, convertible securities, warrants, rights, and debt securities of government or corporate issuers. The Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as other securities in which the Series may invest. You will be able to find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

                                                                               3
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How we manage the Series (continued)

The risks of investing  Investing in any mutual fund involves risk, including in the Series  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

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              Risks                               How we strive to manage them
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                                                       Select Growth Series
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
Market risk is the risk that all or a           We maintain a long-term investment
majority of the securities in a certain         approach and focus on stocks we believe
market--like the stock or bond                  can appreciate over an extended time
market--will decline in value because of        frame regardless of interim market
factors such as economic conditions,            fluctuations. We do not try to predict
future expectations or investor                 overall stock market movements and
confidence.                                     though we may hold securities for any
                                                amount of time, we typically do not
                                                trade for short-term purposes.

                                                We may hold a substantial part of the
                                                Series' assets in cash or cash
                                                equivalents as a temporary, defensive
                                                strategy.
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Industry and security risk is the risk          We limit the amount of the Series'
that the value of securities in a               assets invested in any one industry and
particular industry or the value of an          in any individual security. We also
individual stock or bond will decline           follow a rigorous selection process
because of changing expectations for the        before choosing securities and
performance of that industry or for the         continuously monitor them while they
individual company issuing the stock.           remain in the portfolio.
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Company size risk is the risk that              The Series seeks out opportunities among
prices of small and medium-size                 companies of all sizes. Because its
companies may be more volatile than             portfolio does not concentrate
larger companies because of limited             specifically on small or medium-size
financial resources or dependence on            companies, this risk may be balanced by
narrow product lines.                           our holdings of large companies.
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Interest rate risk is the risk that             We analyze each company's financial
securities will decrease in value if            situation and its cash flow to determine
interest rates rise. The risk is                the company's ability to finance future
generally associated with bonds;                expansion and operations. The potential
however, because small and medium-size          affect that rising interest rates might
companies often borrow money to finance         have on a stock is taken into
their operations, they may be adversely         consideration before the stock is
affected by rising interest rates.              purchased.
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Liquidity risk is the possibility that          We limit exposure to illiquid securities.
securities cannot be readily sold within
seven days at approximately the price
that the Series values them.
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


4

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Who manages the Series
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Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay the manager the following fee on an annual basis: 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Select Growth Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey
Senior Vice President/Senior Portfolio Manager

Mr. Frey has 22 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

Marshall T. Bassett
Vice President/Portfolio Manager

Mr. Bassett joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University.

John A. Heffern
Vice President/Portfolio Manager

Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski
Vice President/Portfolio Manager

Mr. Hynoski joined Delaware Investments in 1998. Previously he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe
Vice President/Portfolio Manager

Mr. Lampe received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs
Vice President/Portfolio Manager

Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

                                                                               5
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Who manages the Series (continued)

Who's who?     The following describes the various organizations involved with managing, administering, and servicing the Series.

               Board of trustees
               A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

               Custodian
               The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

               Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

               Investment manager
               Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

               An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

               Portfolio managers
               Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 5 for information about the portfolio managers of the Series.

               Distributor
               Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

               Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.


6


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Important information about the Series
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Purchase and     Shares are sold only to separate accounts of life companies at
redemption of    net asset value. (See Valuation of shares.) Redemptions will be
shares           effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of     The price you pay for shares will depend on when we receive
shares           your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock
                 Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                 We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                 From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series do not price their shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends,       Dividends and capital gain distributions, if any, are
distributions    distributed annually. We automatically reinvest all dividends
and taxes        and any capital gains.

                 The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

                 Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

Year 2000        As with other mutual funds, financial and business
                 organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business;
                 cost of compliance plan review and contingency planning; and vendor compliance) in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

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                              DELAWARE(SM)
                              INVESTMENTS
                              ------------
                              Philadelphia o London



                       This page intentionally left blank

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Delaware Group
Premium Fund    Additional information about the Series' investments will be available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional
                Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One
                Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or call toll-free 800-231-8002.

                You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.





                Investment Company Act File Number: 811-5162







DELAWARE(SM)
INVESTMENTS
---------------
Philadelphia o London

P-917 [--] PP 12/99